UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 14, 2007

VALENCE TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-20028 (Commission File Number)	77-0214673 (IRS Employer Identification No.)

12201 Technology Blvd., Suite 150

Austin, Texas 78727

(Address of Principal Executive Offices, Including Zip Code)

(512) 527-2900

(Registrant’s Telephone Number, Including Area Code)

_____________________________________________________________________________

(Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

On March 14, 2007, Valence Technology, Inc. issued a press release announcing the appointment of Robert L. Kanode as chief executive officer. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished with this Form 8-K:
Exhibit No.	Description

Exhibit 99.1	Press Release of Valence Technology, Inc., dated March 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALENCE TECHNOLOGY, INC.

Date: March 14, 2007	/s/ Roger Williams
	Name:	Roger Williams

Title:	Assistant Secretary

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press Release of Valence Technology, Inc., dated March 14, 2007.